UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 17, 2016

Ihealthcare, Inc.

(Name of Small Business Issuer in its charter)

Delaware	000-55378	47-3002847
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 NE 3rd Avenue, Miami, FL

(Address of Principal Executive Offices)

Telephone: 305-751-2327

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties, principally in the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger. The Merger Agreement was duly approved by the requisite vote of the majority shareholders of the Constituent Corporations by written consent in lieu of a shareholder meeting pursuant to Delaware law, (DGCL). A copy of the Merger Agreement is attached to this report as Exhibit 10.1 and is incorporated herein as reference. The description of the transaction contemplated by such Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Immediately prior to the Merger, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the merger, then the registrant must disclose on Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this report includes all of the information that would be included in a Form 10.

As of the effective date of the Merger, we the Company, Ihealthcare, Inc., “FKA Opulent Acquisition” have adopted the business plan of what was Ihealthcare, Inc.-Florida, which is the sale of goods in the healthcare sector. We currently have a distribution agreement with Innovate Laboratory Solutions, also known as “ILS” to supply us a product known as the “UDT Cup” (also herein known as Multi-Panel [16] urinalysis cup or Drug of Abuse “DOA” Cup). ILS has agreed to provide us the right to purchase the UDT Cup at special pricing in certain quantities. ILS is the developer of the UDT Cup and exclusive global supplier of the UDT Cup, however they have the UDT Cup manufactured by a third party manufacturer of which they have not and will not disclose to us due to confidentiality. ILS does however, have the authority and right to control who manufactures the UDT Cup. We intend to begin conducting sales of the product in the very near future. Our plans relating to this can be found below in the section titled, “Business.”

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, the Company completed a merger which caused the Company to cease being defined as a “shell company” under the Securities Act of 1933, as amended. Item 2.01(f) of Form 8-K requires that if a registrant was a shell company, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the completion of the merger.

Business

Corporate History

The Company was originally incorporated with the name Opulent Acquisition, Inc., under the laws of the State of Delaware on November 25, 2014 with an objective to acquire, or merge with, an operating business.

On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer, in consideration of $34,900. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

On January 14, 2016, Mr. Jeffrey DeNunzio resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director.

On January 14, 2016, Mr. Noel Mijares was appointed as Chairman of the Board of Directors, Chief Executive Officer, and President.

On January 14, 2016, Mr. David A. Bingaman was appointed as Chief Operating Officer, Vice President, and Secretary.

On April 22, 2016 we, Opulent Acquisition, Inc. (“Ihealthcare, Inc.-Delaware”) entered into and consummated a merger with Ihealthcare, Inc., a Florida Company (“Ihealthcare, Inc.-Florida”). Ihealthcare, Inc.-Delaware is the Surviving Corporation as result of the merger. The officers and directors of Opulent Acquisition, Inc., now known as Ihealthcare, Inc., remain the same and unchanged. Our officers and directors continue to serve their respective positions with the Company.

On April 22, 2016, the Company filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

Note: Mr. Jeffrey DeNunzio currently has no affiliation with the Company with the exception of serving as one of the consultants of ETN services, LLC of which we currently have an agreement with, to provide us follow up services to in regards to the preparation and filing of this Form 8-K, originally filed April 22, 2016, and the S-1 Registration Statement filed May 19, 2016.

Description of Business

We, Ihealthcare, Inc. are a Company that intends to sell and distribute products in the healthcare sector. We currently hold a distribution agreement with Innovate Laboratory Solutions, also known as “ILS” to supply us a product known as the “UDT Cup” (also herein known as Multi-Panel [16] urinalysis cup or Drug of Abuse “DOA” Cup). ILS has agreed to provide us the right to purchase the UDT Cup at special pricing in certain quantities. ILS is the developer of the UDT Cup and exclusive global supplier of the UDT Cup, however they have the UDT Cup manufactured by a third party manufacturer of which they have not and will not disclose to us due to confidentiality. ILS does however, have the authority and right to control who manufactures the UDT Cup.

We entered into and consummated the above agreement with ILS to sell us the UDT Cup at certain price points beginning on February 18, 2016. The term of the agreement is for a span of three years. We may buy the UDT Cup in varying quantities from ILS, provided they have enough inventory to fill our order, otherwise we will be limited to whatever they may have available at that time of order.

The UDT Cup’s intended purpose is for drug screening.

Mission and Vision:

At Ihealthcare, Inc. we are dedicated to reducing costs and improving the quality of medical care through innovative products and services in specialized markets that are currently being underserved by our competition. Our primary focus is to establish sustainable market penetration, one product at a time. Simultaneously, we seek to continue our current efforts to add additional products and/or services to our Company. When these new products and services are available we hope to have already acquired a dedicated customer base who can also benefit from our future products and services. At present, we have identified a number of complementary products and services which we will begin exploring as methods to support our plans to increase revenue and profitability.

Industry Overview:

The drug screening market-size is expected to grow from $4 billion in 2014 to $6.3 billion by 2019, at a CAGR (Compound Annual Growth Rate) of 9.5%. Major factors driving the growth of this market include higher usage of alcohol, prescribed drugs, illicit drugs, and a growing aging population that leads to increased use of alcohol and prescription drugs. Funding by the U.S. Federal Governments for drug testing, enactment of stringent laws in developed countries, and growing awareness for drug testing in developing nations, has increased the awareness surrounding testing patients on a regular basis. In addition, emerging economies such as India, China, and Brazil present an array of opportunities for this market.

Currently, North America dominates the drug screening market, with the U.S. accounting for a major market share. However, the Asia-Pacific region is poised to grow at the highest CAGR during the forecast period. We believe there to be great growth potential in the Asian market due to development of advanced drug and alcohol screening devices in Japan, rising awareness regarding the importance of drug and alcohol screening, and increasing disposable income levels in various countries in Asia.

The North American laboratory, as well as onsite testing market, has increased by more than 5.0% CAGR between 2011 and 2014. With past technologies it was necessary to retest a positive lab test, due to potential inaccuracies, which resulted in a higher cost. New technology enables employers to retest positive results inexpensively, and immediately, with the same, and new, samples from the subject, thus reducing the overall cost.

Current Product(s):

Ihealthcare, Inc. has acquired the distribution rights and special pricing to the ILS “UDT Cup” Multi-Panel [16] urinalysis cup through our supplier Innovative Laboratory Solutions. The UDT Cup has been specifically designed to meet the latest market needs, needs which have been overlooked by the competition, at substantially lower costs.

The UDT Cup has the following features:

·	Tests 16 configurable panels simultaneously;

·	The configuration can be customized to suit customers’ testing needs;

·	99% accuracy;

·	One step lateral flow process;

·	Round or Square form factor – ease of scanning results;

·	Wider test strips for ease in reading results;

·	Tight cap seal which serves to reduce erroneous results due to leakage;

·	Test strip seal prevents cross contamination during inversion;

·	Design prevents over filling;

·	Contains more urine volume for repeat tests as needed;

·	Results produced in one minute;

·	Built in temperature strip;

·	Female user friendly; and

·	Integrated Adulteration Parameters with visual integrity check for: pH, specific gravity, creatinine, nitrite, oxidant, blutaraldyhyde, bleach and pyridinium chlorchromate.

·	FDA 510 Cleared

·	CLIA Waived

Lateral Flow Process Expanded Definition

Lateral flow tests also known as lateral flow immunochromatographic assays, are simple devices intended to detect the presence (or absence) of a target analyte in sample (matrix) without the need for specialized and costly equipment  Typically, these tests are used for medical diagnostics either for home testing, point of care testing, or laboratory use. In this case, drugs of abuse testing.

The technology is based on a series of capillary beds, such as pieces of porous paper, microstructured polymer, or sintered polymer. Each of these elements has the capacity to transport fluid (e.g., urine) spontaneously. The first element (the sample pad) acts as a sponge and holds an excess of sample fluid. Once soaked, the fluid migrates to the second element (conjugate pad) in which the manufacturer has stored the so-called conjugate, a dried format of bio-active particles (see below) in a salt-sugar matrix that contains everything to guarantee an optimized chemical reaction between the target molecule (e.g., an antigen) and its chemical partner (e.g., antibody) that has been immobilized on the particle's surface.

While the sample fluid dissolves the salt-sugar matrix, it also dissolves the particles and in one combined transport action the sample and conjugate mix while flowing through the porous structure. In this way, the analyte binds to the particles while migrating further through the third capillary bed. This material has one or more areas (often called stripes) where a third molecule has been immobilized by the manufacturer. By the time the sample-conjugate mix reaches these strips, analyte has been bound on the particle and the third 'capture' molecule binds the complex. After a while, when more and more fluid has passed the stripes, particles accumulate and the stripe-area changes color.

Typically there are at least two stripes: one (the control) that captures any particle and thereby shows that reaction conditions and technology worked fine, the second contains a specific capture molecule and only captures those particles onto which an analyte molecule has been immobilized. After passing these reaction zones the fluid enters the final porous material, the wick, that simply acts as a waste container. Lateral flow then means the combination of these proprietary processes that scientifically allow/create the draw or flow of the sample laterally across these membranes for analysis.

Additional Feature Definitions

FDA Cleared: Cleared medical devices: These medical devices are ones that the FDA has determined to be substantially equivalent to another legally marketed device. A pre-market notification, referred to as a 510(k), must be submitted to FDA for clearance. A 510(k) is most often submitted by the medical device manufacturer.

CLIA Waived:  Testing on human specimens for health assessment or the diagnosis, prevention, or treatment of disease are regulated under the Clinical Laboratory Improvement Amendments of 1988 (CLIA). As defined by CLIA, waived tests are simple tests with a low risk for an incorrect result. They include certain tests listed in the CLIA regulations, tests cleared by the FDA for home use, and tests approved for waiver by the FDA using the CLIA criteria.

The UDT Cup boasts 16 Drug Screening Panels which include: Amphetamines AMP; Barbiturates BAR; Buprenorphine BUP; Benzodiazepines BZO; Cocaine COC; Methamphetamines [2] mAMP & MDMA; Methadone MTD; Opiates OPI; Oxycodone OXY; Phencyclidine PCP; Marijuana THC; and Tricyclic Antidepressants TCA. Tests for Morphine MOR; Ketamine KET and Propoxyphene PPX or others can be added. Pregnancy tests also available.

Shipping

ILS will be solely responsible for the shipment of all UDT Cups, with their primary shipping location based in Miami, Florida. Shipping will be paid for solely by the consumer and if there are any problems or damage resulting from the shipment of UDT Cups then the liability for replacement products will fall on ILS. In the event that a product is damaged Ihealthcare, Inc. will notify ILS and return the shipment back to the Miami warehouse, whereupon it will be replaced and re-shipped to the consumer at no additional shipping cost to the customer.

The UDT cup that we intend to sell may be purchased by any individual.

Uses and other information regarding the UDT Cup:

The UDT Cup is intended for detecting the presence of drugs in urine. Any situation it may be necessary to screen an individual for drug use would be an appropriate time to utilize the UDT Cup. Examples include but are not limited to screening potential employees, current employees, use in drug treatment centers or medical clinics.

Potential purchasers of the UDT Cup can be anyone however, most notably we anticipate it will be primarily medical clinics, hospitals, drug rehabilitation centers, Employers, Physician groups, transportation companies (used to test drivers for drug use) or wholesalers who will resell the product at a higher cost to make a profit. We have no intentions of limiting who can buy the UDT Cup.

The UDT Cup works by having the individual being tested.

The UDT cup is comprised of two elements, the test cup and dipcard.

Rapid Single/Multi-drug test Cup and Rapid Single/Multi-drug test Dipcard are lateral flow chromatographic immunoassays designed to qualitatively detect the presence of drugs and drug metabolites in human urine and are classified under the following product code, classification, regulatory section and panel;

Product Code;    Classification;   Regulatory Section;     Panel

DKZ     Class II          862.3100 Amphetamine test system                Toxicology (91)
DJC      Class II          862.3610 Methamphetamine test system      Toxicology (91)
DIO      Class II          21 CFR 862.3250 Cocaine test system             Toxicology (91)
DNK     Class II          21 CFR 862.3640 Morphine test system          Toxicology (91)
LDJ       Class II          21 CFR 3870 Cannabinoid test system             Toxicology (91)
DIS       Class II          21 CFR 862.3150 Barbiturate test system        Toxicology (91)
JXM      Class II         21 CFR 862.3170 Benzodiazepine test system Toxicology (91)
DJR       Class II         21 CFR 862.3620 Methadone test system        Toxicology (91)
DJG       Class II         21 CFR 862.3650 Opiate test system                 Toxicology (91)
LCM      Unclassified Enzyme immunoassay, Phencyclidine test system Toxicology (91)

The class to which your device is assigned determines the type of premarketing submission/application required for FDA clearance to market. If your device is classified as Class I or II, and if it is not exempt, a 510k will be required for marketing.

A company that intends to market in the US a Class I, II, or III medical device intended for human use, for which a Premarket Approval (PMA) is not required, must submit a 510(k) to the FDA unless the device is exempt from the 510(k) requirements of the Federal Food, Drug, and Cosmetic Act (the Act) and does not exceed the limitations of exemptions for each of the device classification regulations (Section .9 of 21 CFR Parts 862 through 892, e.g., 21 CFR 862.9, 21 CFR 864.9, etc.). Under section 510(k) of the FD&C Act, a manufacturer must submit a 510(k) to FDA at least 90 days before introducing, or delivering for introduction, a device into interstate commerce for commercial distribution so the Agency can determine whether or not the device meets the criteria for market clearance (Sections 510(k) and (n) of the FD&C Act (21 U.S.C. §§ 360(k) & (n))). The Agency bases its decision on whether the device is substantially equivalent (SE) to a legally marketed (predicate) device (Section 513(i) of the FD&C Act (21 U.S.C. § 360c(i))). The device cannot be commercialized until FDA issues an order (510(k) clearance) stating that the device has been determined to be SE (Section 513(f)(1) of the FD&C Act (21 U.S.C. § 360c(f)(1)))

Currently, we do not know the identity of the manufacturer of the UDT Cup. Our supplier, Innovative Laboratory Solutions is the only party we are aware of who knows the identity of the manufacturer of the cup. We rely in totality that the manufacturer, of which we do not know the identity of, is in compliance with the 510(k) requirements for the UDT cup.

ILS has informed us that the UDT cup is in compliance with the above and the 510(k) clearance date of the UDT Cup is December 19, 2014.

A 510(k) requires demonstration of substantial equivalence to another legally U.S. marketed device. Substantial equivalence means that the new device is at least as safe and effective as the predicate. As mentioned previously the ILS Cup is a device classified as a Rapid Single/Multi-drug test Cup and Rapid Single/Multi-drug Test Dipcard.

A device is substantially equivalent if, in comparison to a predicate it:

a. has the same intended use as the predicate; and
b. has the same technological characteristics as the predicate; or
c. has the same intended use as the predicate; and
d. has different technological characteristics and the information submitted to FDA;
e. does not raise new questions of safety and effectiveness; and
f. demonstrates that the device is at least as safe and effective as the legally marketed device.

Medical device manufacturers involved in the distribution of devices must follow certain requirements and regulations once devices are on the market. These include such things as tracking systems, reporting of device malfunctions, serious injuries or deaths, and registering the establishments where devices are produced or distributed. Postmarket requirements also include postmarket surveillance studies required under section 522 of the act as well as post-approval studies required at the time of approval of a premarket approval (PMA), humanitarian device exemption (HDE), or product development protocol (PDP) application. In accordance with Section 522 of the Federal Food, Drug and Cosmetic Act postmarket surveillance of a class II or class III device the UDT Cup may be required if the FDA. Should this occur the FDA will send a letter requiring it. For more information regarding such an FDA request please see here: https://www.accessdata.fda.gov/scripts/cdrh/cfdocs/cfCFR/CFRSearch.cfm?fr=822.5.

The Code of Federal Regulations, Title 21, Part 201 encompasses certain requirements that must be on the labeling of any medical product which includes, but is not limited to, the name and place of business of the manufacturer, packer, or distributor, the directions for use, expiration date, and active ingredients in the product. We rely in totality on ILS, our supplier of the UDT Cup, to adhere to the appropriate product labeling so that the product is within the guidelines of Title 21, Part 201.

Our supplier of the UDT Cup, ILS has made previous sales of the UDT Cup to customers in the past, primarily in Florida. The customers comprised of a combination of health centers, rehabilitation clinics, and private parties.

We are only a distributor (reseller) of the UDT Cup. As a distributor of the UDT Cup we are not required to have FDA approvals due to the CLIA waivers that are present for each panel of the UDT Cup.

Our supplier Innovative Laboratory Solutions, however, has obtained the following in order to act as a global supplier, importer, and exporter of the UDT Cup (Drug Of Abuse Cup):

SBD #155350
FDA User Fee Organization # 394392
Approved 04/03/2015 under the (MDUFA) Medical Device User Fee Act

Competition:

While we plan to offer what we feel to be the most efficient and cost effective drug screening product on the market today, we do face intense competition from other Companies who offer similar products.

Competing one step products (meaning one device with multiple drug screening panels) include the following: DrugConfirm Advanced [10 panel]; AmeriCup [12 panel]; ECO II [10 panel]; CLIA Screen [12 panel]; T-Cup [10 panel]; EZ Split Key Cup [10 panel]; CentralCheck [11 panel]; NxStep [12 panel]; and others.

We believe the UDT Cup we plan to offer to customers differs from most other drug screening products on the market and may serve as a better alternative to many such products due to the fact that it can provide test results in a lesser amount of time, one minute versus four to ten minutes for most competing products. Additionally, the UDT Cup has an internal seal that may prevent cross contamination of the urine sample when shaken or jostled during testing. This is a feature that most other competing drug screening kits do not have. The UDT Cup’s design is also designed in a way that can make it more suitable for use among both males and females. This however, is our own opinion. The UDT Cup also comes standard with a temperature strip included as part of the kit, something most other drug screening kits offer but only as an “add on feature” for an additional cost.

Launch and Growth Strategy:

We at Ihealthcare, Inc. intend to utilize web-based advertising in order to reach our intended market. We are currently in the exploration stages of determining which internet media outlet will be preferable, but we have plans to consider, and perhaps implement, marketing campaigns via social media networks such as Facebook, Twitter, etc., online marketing platforms, news related websites, industry related websites, etc. We will also be listing our products on Amazon in order to take advantage of the worldwide presence and reach of Amazon in order to reach an even greater audience and sell our products to as many consumers as possible.

In addition to our online presence, we also are in the planning stages of a multimedia campaign which may include, but may not strictly be limited to, telemarketing, print media, making our presence known at trade shows and television advertisements. The exact details of our multimedia plan are currently in the exploration and planning stages.

Our growth strategy is to spread awareness of our products, via the internet and potentially other sources, all cross the country, beginning in the south east, then moving north and eventually west. When, and if, we have developed a market for our products within the United States we will then evaluate the possibility of expanding to other countries throughout the world.

At this time we do not have not yet identified a definitive timeline as to the length of time it will take us to initialize or carry out the above growth strategy. We are currently investigating the costs that we will incur in carrying out the above endeavors to begin generating sales from our current product.

Before conducting physical sales of the UDT Cup(s) we believe we need to develop a more concrete marketing plan so that we can sell the goods on a large scale (to more than one consumer from time to time). We also believe we need to hire additional staff of which we have begun to do so. To date we have hired what we refer to as an “SVP of Operations.” This individual is responsible for formulating our marketing plan moving forward, amending it as seen fit, contacting and facilitating relationships with potential wholesalers and overseeing any other sales employees we currently have or may hire in the future. Currently we have two sales team members that are commission based. Of course we have not yet conducted any sales so these commissions will be based upon future performance (sales).

Properties:

Our office space is located at 141 NE 3rd Ave, 9th Floor, Miami, FL 33132. This space is provided to the Company rent free by Noel Mijares, who leases the office space on his personal behalf. Besides the aforementioned we do not have any other facilities or properties at which we operate. We believe this space is suitable to carry out current and future operations.

Employees:

Currently, we have a total of three full time employees, two of which are our officers and directors, collectively Noel Mijares, and David A. Bingaman. The third is our recent hire for the position of “SVP of Operations.” As mentioned above on this page the SVP of Operations is responsible for formulating our marketing plan moving forward, amending it as seen fit, contacting and facilitating relationships with potential wholesalers and overseeing any other sales employees we currently have or may hire in the future. Currently we have two sales team members that are commission based employees that work part time at this moment. Of course we have not yet conducted any sales so these commission will be based upon future performance (sales). For the time being we are familiarizing these employees with the product and having them work alongside our SVP of Operations. Besides all of the above we have no other employees of any kind.

Our full time employees including our officers and directors, currently devote and intend to continue to devote 40 hours per week towards the Company. In the future we intend to increase our sales staff however, the number of employees we would hire would depend on our current level of revenue, and cash available to do so. We plan to hire these employees on a need be basis that is currently unidentified.

RISK FACTORS

An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us. You should carefully consider the following risk factors and other information in this report before deciding to become a holder of our common stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

We will require additional funds in the future to achieve our current business strategy and our inability to obtain funding will cause our business to fail.

We will need to raise additional funds through public or private debt or equity sales in order to fund our future. These financings may not be available when needed. Even if these financings are available, it may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing would have an adverse effect on our ability to implement our current business plan and develop our product line, and as a result, could require us to diminish or suspend our operations and possibly cease our existence.

Even if we are successful in raising capital in the future we will likely need to raise additional capital to continue and/or expand our operations. If we do not raise the additional capital, the value of any investment in our Company may become worthless. In the event we do not raise additional capital from conventional sources, it is likely that we may need to scale back or curtail implementing our business plan.

As of our most recent quarter end we had no cash or cash equivalents. As a result of having no cash to fund our business we have and continue to be exclusively reliant upon our Officers and Directors to fund our operations. We believe our officers and directors will continue to fund our operations for a period of twelve months although there is no guarantee that they will do so.

We have not generated any revenues to date since our inception. Our independent registered public accounting firm, MaloneBailey, LLP has issued a going concern opinion in their audit report in regards to our operations.

In their audit report our PCAOB auditor MaloneBailey, LLP issued a going concern opinion in regards to our operations. The going concern was issued due to the fact we have suffered a net loss and do not have a source of revenue sufficient to cover our operations which raises substantial doubt about our ability to continue. The going concern issued by our independent auditor may have a negative impact on the value of our common stock, although the extent of this negative impact is not known at this time. Additionally, we may have a more difficult time obtaining financing as a result of the going concern.

We are a start-up stage company. Our ability to continue as a going concern is dependent upon our ability to commence a commercially viable operation and to achieve profitability. Since our inception we have not generated any revenues, and currently have only limited operations, as we are presently in the planning stage of our business development as an exploration stage company. These factors raise substantial doubt about our ability to continue as a going concern. We may not be able to generate revenues in the future and as a result the value of our common stock may become worthless. There are no assurances that we will be successful in raising additional capita l or successfully developing and commercializing our products and becoming profitable.

We hold the distribution rights to the UDT Cup, but we rely on the services of a third party supplier (ILS) in order to supply the products we offer for sale. ILS has the right to control who manufacturers the product, the UDT Cup, of which we plan to offer for resale.

Due to the fact that we rely upon ILS in order to supply the UDT Cups we offer for sale we face inherent risks due to the fact that we do not hold the manufacturing rights to the product. If there is a disruption in the supply of UDT Cups caused by any number of situations which could arise with ILS, then we may have difficulty successfully implementing our business plan or meeting the demand for our products when we have commenced operations. These disruptions could include, but are not strictly limited to, shipping difficulties or setbacks, price increases which would require renegotiation of terms, manufacturing difficulties, etc. Additionally, should ISL go out of business then we will be forced to find an alternative product for sale, and an alternative manufacturer, which could delay our business operations substantially or force us to cease operations entirely.

ILS will be solely responsible for the shipping of the UDT Cups.

We will not be responsible for shipping the UDT Cups to any consumers. ILS will be solely responsible for shipping the UDT Cups and any disruptions or hold ups in relation to the shipping of the UDT Cups could cause a disruption that will negatively impact our operations. Consumers may lose faith in our ability to have UDT Cups reliably shipped through situations that are beyond our control.

Due to the fact that we do not have a concrete advertising plan we may not see the sales we anticipate if our advertising plan is not as effective as we plan.

We are in the planning stages of our advertising strategy, and as such we do not have a definitive plan for how we will conduct our marketing efforts. We plan to utilize internet media outlets, and social media, but our plans need to be further developed before we can begin implementing them fully. As such, we may see fewer sales than we anticipate if our marketing plan, once implemented, is not as effective as we plan.

We cannot identify the manufacturer of the UDT Cup.

Due to our agreement with ILS, whereby they provide and will continue to provide us with UDT Cups, they have withheld the name of the manufacturer of the UDT Cup. ILS acts as the distributor who supplies us with physical inventory. Due to the fact that we have no means through which we can identify the manufacturer there are inherent related risks. We rely on ILS to verify that the manufacturer complies with applicable rules and regulations pertaining to a manufacturer of a medical device and we can not directly verify this ourselves. While we do not believe we are subject to any potential product liability, because we believe that it will be either the manufacturer or ILS who will be responsible for product liability, we cannot accurately assess the manufacturer’s financial ability to compensate us for any potential liabilities related to the product.

Our growth strategy is untested, unproven, and as of this point in time not fully developed.

We intend to grow our business starting in the South Eastern States of the United States, and from there spread outward into the North and eventually westward until we spread throughout the entire Country, at which point we will begin exploring international options. However, our exact strategy for how we will grow in this manner is currently in development, alongside our marketing plan, and we can offer no assurances that we will be effective in growing at the rate we anticipate, which could result in lower profit margins, if any.

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small developing company. As a result, we may not be profitable and we may not be able to generate sufficient revenue to develop as we have planned.

We have only recently adopted a bona fide business plan. We have limited financial resources and limited assets. The likelihood of our success must be considered in light of the expenses and difficulties in development of a customer base nationally, attaining and retaining customers and obtaining financing to meet the needs of our plan of operations. Since we have a limited operating history we may not be profitable and we may not be able to generate sufficient revenues to meet our expenses and support our anticipated activities.

We are an early stage company with an unproven business strategy and may never be able to fully implement our business plan or achieve profitability.

We are at an early stage of development of our operations as a company. We have only recently started to operate business activities, and have not generated revenue from such operations. A commitment of substantial resources to conduct time-consuming research in many respects will be required if we are to complete the development of our company into one that is more profitable. There can be no assurance that we will be able to fully implement our business plan at reasonable costs or successfully operate. We expect it will take several years to implement our business plan fully, if at all.

Our limited operating history makes it difficult for us to accurately forecast net sales and appropriately plan our expenses.

We have a very limited operating history. As a result, it is difficult to accurately forecast our net sales and plan our operating expenses. This inability could cause our net income, if there is any income at all, in a given quarter to be lower than expected.

We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected.

We operate in a highly competitive environment. Our competition includes all other companies that are in the business of the drug screening market. A highly competitive environment could materially adversely affect our business, financial condition, results of operations, cash flows and prospects.

Because we are small and do not have much capital, our marketing campaign may not be enough to attract sufficient customers to operate profitably. If we do not make a profit, we will suspend or cease operations.

Due to the fact we are small and do not have much capital, we must limit our marketing activities and may not be able to make our product known to potential customers. Because we will be limiting our marketing activities, we may not be able to attract enough customers to operate profitably. If we cannot operate profitably, we may have to suspend or cease operations.

We expect our quarterly financial results to fluctuate.

We expect our net sales and operating results to vary significantly from quarter to quarter due to a number of factors, including unexpected changes in:

• Demand for our drug screening product(s);

• Our ability to obtain new, and retain existing, customers;

• Our ability to manage our services;

• General economic conditions;

• Advertising and other marketing costs.

As a result of the variability of these and other factors, our operating results in future quarters may be below the expectations of public market analysts and investors.

Our future success is dependent on our implementation of our business plan. We have many significant steps still to take.

Our success will depend in large part in our success in achieving several important steps in the implementation of our business plan, including the following: acquiring business information, development of a customer base, development of relationships with consumers, and management of business process. If we are not successful, we will not be able to fully implement or expand our business plan.

Our growth will place significant strains on our resources.

The Company is currently in the exploration stage, with only limited operations, and has not generated any revenue since inception. The Company's growth, if any, is expected to place a significant strain on the Company's managerial, operational and financial resources. Moving forward, the Company's systems, procedures or controls may not be adequate to support the Company's operations and/or the Company may be unable to achieve the rapid execution necessary to successfully implement its business plan. If the Company is unable to manage growth effectively, the Company's business, results of operations and financial condition will be adversely affected.

Our future success is dependent, in part, on the performance and continued services of Noel Mijares, our Chief Executive Officer, President and Director, as well as David A. Bingaman our Chief Operating Officer, Vice President, and Secretary. Without their continued service, we may be forced to interrupt or eventually cease our operations.

We are presently dependent to a great extent upon the experience, abilities and continued services of both Noel Mijares and David A. Bingaman. The loss of either of their services would delay our business operations substantially.

Our President and CEO, Noel Mijares is also the President and CEO of Pharma Health Corp., Unisources Discovery and The Subpoena Company. Mr. Mijares’s other business interests may result in him being unable to devote enough hours to the Company to further advance operations.

Our President and CEO, Noel Mijares is also the President and CEO of Pharma Health Corp., Unisources Discovery and The Subpoena Company. Mr. Mijares’s other business interests may result in him being unable to devote enough hours to the Company to further advance operations. Despite Mr. Noel Mijares’s other business ventures he believes he is still able to devote 40 hours per week to the Company’s operations however, there is the possibility that he may not be able to do so. If this were to occur it could negatively impact our operations and could cause our results of operations to suffer as a result.

Due to Article IX of our Certificate of Incorporation investors may have difficulty bringing any action against us in a judicial forum.

Article IX of our Certificate of Incorporation states that “unless we, the “Company” also referred to herein as “the Corporation” consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the corporation’s Restated Certificate of Incorporation or Bylaws, (4) any action to interpret, apply, enforce or determine the validity of the corporation’s Restated Certificate of Incorporation or Bylaws or (5) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE IX. Due to this provision, if a shareholder does not reside in Delaware then they may face difficulty bringing any action against us in a judicial forum due to the fact that all such claims must be made in the Court of Chancery of the State of Delaware. In addition to the potential inconvenience of physical location, shareholders may find this choice of forum inconvenient for any number of reasons which are subjective to the shareholder(s). This exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes. This may discourage lawsuits with respect to such claims against the company and its officers, directors or other employees.

The recently enacted JOBS Act will allow the Company to postpone the date by which it must comply with certain laws and regulations intended to protect investors and to reduce the amount of information provided in reports filed with the SEC.

The recently enacted JOBS Act is intended to reduce the regulatory burden on “emerging growth companies”. The Company meets the definition of an “emerging growth company” and so long as it qualifies as an “emerging growth company,” it will, among other things:

-be exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

-be exempt from the "say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the "say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and certain disclosure requirements of the Dodd-Frank Act relating to compensation of Chief Executive Officers;

-be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and instead provide a reduced level of disclosure concerning executive compensation; and

-be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board (the “PCAOB”) requiring mandatory audit firm rotation or a supplement to the auditor’s report on the financial statements.

Although the Company is still evaluating the JOBS Act, it currently intends to take advantage of all of the reduced regulatory and reporting requirements that will be available to it so long as it qualifies as an “emerging growth company”. The Company has elected not to opt out of the extension of time to comply with new or revised financial accounting standards available under Section 102(b)(1) of the JOBS Act. Among other things, this means that the Company's independent registered public accounting firm will not be required to provide an attestation report on the effectiveness of the Company's internal control over financial reporting so long as it qualifies as an “emerging growth company”, which may increase the risk that weaknesses or deficiencies in the internal control over financial reporting go undetected. Likewise, so long as it qualifies as an “emerging growth company”, the Company may elect not to provide certain information, including certain financial information and certain information regarding compensation of executive officers, which would otherwise have been required to provide in filings with the SEC, which may make it more difficult for investors and securities analysts to evaluate the Company. As a result, investor confidence in the Company and the market price of its common stock may be adversely affected.

Notwithstanding the above, we are also currently a “smaller reporting company”, meaning that we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a smaller reporting company and have a public float of less than $75 million and annual revenues of less than $50 million during the most recently completed fiscal year. In the event that we are still considered a “smaller reporting company”, at such time are we cease being an “emerging growth company”, the disclosure we will be required to provide in our SEC filings will increase, but will still be less than it would be if we were not considered either an “emerging growth company” or a “smaller reporting company”. Specifically, similar to “emerging growth companies”, “smaller reporting companies” are able to provide simplified executive compensation disclosures in their filings; are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that independent registered public accounting firms provide an attestation report on the effectiveness of internal control over financial reporting; and have certain other decreased disclosure obligations in their SEC filings, including, among other things, being required to provide only two years of audited financial statements in annual reports. Decreased disclosures in our SEC filings due to our status as an “emerging growth company” or “smaller reporting company” may make it harder for investors to analyze the Company’s results of operations and financial prospects.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.

MANAGEMENT’S DISCUSSION AND ANALYSIS

For our (Ihealthcare, Inc., FKA Opulent Acquistion, Inc.) fiscal year ended November 30, 2015 we did not generate any revenues. We had no cash and or cash equivalents as of our fiscal year end. Our net loss was $7,496 and was attributable to professional fees and related operating expenses.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016 , by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016 , Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately prior to the Merger, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the effective date of the Merger, we the Company, Ihealthcare, Inc., “FKA Opulent Acquisition” have adopted the business plan of what was Ihealthcare, Inc.-Florida, which is the sale of goods in the healthcare sector. We currently have a distribution agreement with Innovate Laboratory Solutions, also known as “ILS” to supply us a product known as the “UDT Cup” (also herein known as Multi-Panel [16] urinalysis cup or Drug of Abuse “DOA” Cup). ILS has agreed to provide us the right to purchase the UDT Cup at special pricing in certain quantities. ILS is the developer of the UDT Cup and exclusive global supplier of the UDT Cup, however they have the UDT Cup manufactured by a third party manufacturer of which they have not and will not disclose to us due to confidentiality. ILS does however, have the authority and right to control who manufactures the UDT Cup.

We intend to begin conducting sales of the UDT Cup in the very near future. Our plans relating to this can be found in the above section titled, “Business.”

Before conducting physical sales of the UDT Cup(s) we believe we need to develop a more concrete marketing plan so that we can sell the goods on a large scale (to more than one consumer from time to time). We also believe we need to hire additional staff of which we have begun to do so. To date we have hired what we refer to as an “SVP of Operations.” This individual is responsible for formulating our marketing plan moving forward, amending it as seen fit, contacting and facilitating relationships with potential wholesalers and overseeing any other sales employees we currently have or may hire in the future. Currently we have two sales team members that are commission based. Of course we have not yet conducted any sales so these commissions will be based upon future performance (sales).

As of December 31, 2015 Ihealthcare, Inc., a Florida Company had cash and or cash equivalents in the amount of $100. From inception through December 31, 2015, the Company had no revenues and a net loss of $3,000 attributable to professional fees and related expenses. As of the fiscal year end the Company had received $25,200 for common stock issued of which $25,000 was deposited into escrow for the purchase of Opulent Acquistion, Inc., a Delaware Company.

We believe that to develop the Company’s current business plan that we must raise capital in the next twelve months. The Company has no immediate plans to raise such capital. Thus far the Company has relied solely on funds provided by our officers and directors, Noel Mijares, our Chief Executive officer, President, Director and David A. Bingaman, our Chief Operating Officer, Vice President, and Secretary. If we can not raise such funds we will have to continue to rely on funds provided to us by our officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this report, following the aforementioned merger, we have 1,000,000 shares of common stock and no shares of preferred stock issued and outstanding. The below table is as of August 17, 2016.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Noel Mijares	625,000	100.0%	0	0.0%	62.50%
David A. Bingaman	375,000	100.0%	0	0.0%	37.50%
5% Shareholders
N/A	-	-	-	-	-

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

DIRECTORS AND EXECUTIVE OFFICERS

Biographical information regarding the officers and Directors of the Company, who will continue to serve as officers and Directors of Ihealthcare, Inc.

Noel Mijares, Age 42 Chairman of the Board of Directors, Chief Executive Officer, and President

Background of Mr. Noel Mijares

Noel Mijares has extensive business experience and has amassed a great deal of knowledge over the years through his executive roles with a wide array of companies. In 1992 Mijares formed Global Traders and became an authorized dealer for NCR. Mr. Mijares held the position of both President and CEO at Global Traders until 2000. Several years later in 1995 Mr. Mijares founded Safe Wrap of America, an international baggage wrap security company operating in nine countries at which he served as the Company’s President and CEO from 1996 until 2000. Subsequently, in 2001 Mr. Mijares saw an opportunity to revolutionize legal resources for professionals and he founded The Subpoena Company of which became a formidable legal vendor amongst attorneys and publicly-traded insurance companies, nationwide. In 2009 Mr. Mijares expanded his reach with the legal sector and formed Unisource Discovery, Inc., a digital records retrieval, eDiscovery company and became a thought leader and well-published author in this area. More recently in 2015 Mr. Mijares was the CEO of Millennium Healthcare. From 2015 to April 2016 he has served as the Chairman, CEO, and President of Ihealthcare, Inc., a Florida Corporation of which has merged with and into the Company.

Recent Experience:

  Ihealthcare, Inc. (Florida Corporation) Chairman, CEO, President 2015 - April 2016
  Pharma Health Corp. Chairman, Pharmaceuticals, CEO, President 2014-Present
  Unisource Discovery, Digital Document Retrieval, President, CEO 2009-Present
  The Subpoena Co., Legal and Litigation Support Vendor, President, CEO 2001-Present
  Millennium Healthcare CEO 2015

  Education:

  - Miami Dade College 1992

  Publications:

  - Automating Document Retrieval – ALA Link: http://www.slideshare.net/NoelMijares/automatingdocumentretrievalala

  - Records Tracking and Congestion – ALA Link: http://www.slideshare.net/NoelMijares/records-tracking-and-congestion-ala

  David A. Bingaman, Age 60, Chief Operating Officer, Vice President, and Secretary

  Background of Mr. David Bingaman

  Mr. Bingaman has over 30 years’ experience in the healthcare and software industry. He has served 15 years in senior executive C - level roles in both private and public companies. Mr. Bingaman joined American Medical Response as Executive Vice President and Chief Operating Officer, a position he held from 1992 to 1994. With the publicly traded American Medical Response, a medical transportation company, Mr. Bingaman led AMRs highest performing business unit from $36 million to $125 million in revenue in just 4 years as regional CEO and Senior Corporate Vice President from 1994 to 2008. Promoted to Senior Vice President for National Operations from 1998 to 2002, he led a $1.3 Billion mission critical medical services business with operations in 44 states, 250 sites and 22,000 employees then conducted 4 years of successful turnarounds and roll outs of major technology and business process improvement initiatives producing a net profit swing of approximately $37 million. He also met and exceeded all financial targets in nearly 20 consecutive quarters through organic and acquisition growth. Mr. Bingaman secured $1.05 billion career medical business development revenue from multi-year high performance service contracts [SLAs] of $1-$25 million in commercial and government sectors. Mr. Bingaman holds a BA 2008 and MBA 2010 from The Corllins University and is graduate of the Valley Medical Center School of Medicine’s Paramedicine Program 1976. Most recently he has served an executive position at the positions listed below.

  Recent Experience:

  2010 - 2014: President: Aspen Ventures, Venture Firm

  2014 - 2015: Chief Operating Officer: East Coast Ambulance LLC., Healthcare Industry

  2015 - 2015: President: Millennium Healthcare, Inc, Healthcare Industry

  2015 - April 2016: Chief Operating Officer, EVP, Secretary: Ihealthcare, Inc. (Florida Corporation)

  Corporate governance

  The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

  In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company's internal accounting controls, practices and policies.

  Committees of the Board

  Our Company currently does not have nominating, compensation, or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because the Director(s) can adequately perform the functions of such committees.

  Audit Committee Financial Expert

  Our Board of Directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(D)(5) of Regulation S-K, nor do we have a Board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the FINRA Rules.

  We believe that our Director(s) are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Director(s) of our Company does not believe that it is necessary to have an audit committee because management believes that the Board of Directors can adequately perform the functions of an audit committee. In addition, we believe that retaining an independent Director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

  Involvement in Certain Legal Proceedings

  Our officers and directors have not been involved in any of the following events during the past ten years.

1.	bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
4.	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

  Independence of Directors

  We are not required to have independent members of our Board of Directors, and do not anticipate having independent Directors until such time as we are required to do so.

  Code of Ethics

  We have not adopted a formal Code of Ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines. In the event our operations, employees and/or Directors expand in the future, we may take actions to adopt a formal Code of Ethics.

  Shareholder Proposals

  Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

  A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

  EXECUTIVE COMPENSATION

  Summary Compensation Table (Ihealthcare, Inc. FKA Opulent Acquisition, Inc. a Delaware Company):

  The below table is in regards to our past two fiscal year ends:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Noel Mijares, Chief Executive Officer, President, Director	2014	0	0	0	0	0	0	0	0
Noel Mijares, Chief Executive Officer, President, Director	2015	0	0	0	0	0	0	0	0
David A Bingaman, Chief Operating Officer, Vice President, and Secretary.	2014	0	0	0	0	0	0	0	0
David A. Bingaman, Chief Operating Officer, Vice President, and Secretary.	2015	0	0	0	0	0	0	0	0
Jeffrey DeNunzio, Former sole officer and director	2014	0	0	2,000	0	0	0	0	2,000
Jeffrey DeNunzio, Former sole officer and director	2015	0	0	2,000	0	0	0	0	2,000

  *On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

  On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

  Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

  Compensation of Directors

  The table above summarizes all compensation of our directors as of December 31, 2015.

  Stock Option Grants

  We have not granted any stock options to our executive officers since our incorporation.

  Employment Agreements

  We do not have an employment or consulting agreement with any officers or Directors as of the date of this filing.

  Compensation Discussion and Analysis

  Director Compensation

  Our Board of Directors does not currently receive any consideration for their services as members of the Board of Directors. The Board of Directors reserves the right in the future to award the members of the Board of Directors cash or stock based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

  Executive Compensation Philosophy

  Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executive or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

  Incentive Bonus

  The Board of Directors may grant incentive bonuses to our executive officer and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

  Long-term, Stock Based Compensation

  In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executive and any future executives with long-term, stock-based compensation in the future, in the sole discretion of our Board of Directors, which we do not currently have any immediate plans to award.

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer, in consideration of $34,900. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

  On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

  On January 14, 2016, Mr. Jeffrey DeNunzio resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director.

  On January 14, 2016, Mr. Noel Mijares was appointed as Chairman of the Board of Directors, Chief Executive Officer, and President.

  On January 14, 2016, Mr. David A. Bingaman was appointed as Chief Operating Officer, Vice President, and Secretary.

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

  Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

  On April 22, 2016, the Company filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

  Review, Approval and Ratification of Related Party Transactions

  Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), Director(s) and significant stockholders. We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. On a moving forward basis, our Directors will continue to approve any related party transaction.

  Corporate Governance

  The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

  In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company review the Company's internal accounting controls, practices and policies.

  LEGAL PROCEEDINGS

  From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. We may become involved in material legal proceedings in the future.

  RECENT SALES OF UNREGISTERED SECURITIES

  On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

  On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

  Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

  DESCRIPTION OF SECURITIES

  *The following description of securities is post merger:

  There is no established public trading market for our stock.

  The total number of shares of stock that the Corporation shall have authority to issue is 150,000,000, consisting of 143,500,000 shares of Common Stock, $0.0001 par value per share, and 6,500,000 shares of Preferred Stock, $0.0001 par value per share. The first Series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of 1,500,000 shares. The second Series of Preferred Stock shall be designated “Series B Preferred Stock” and shall consist of 5,000,000 shares.

  As of the date of this filing we have 1,000,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

  Common Stock

  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

  Preferred Stock

  the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the corporation,(b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law. Except as otherwise expressly provided herein or required by applicable law, each holder of Common Stock and Preferred B Stock shall have the right to one (1) vote per share of held of record by such holder and each holder of Series A Preferred Stock shall have the right to one hundred (100) votes per share of Series A Preferred Stock held of record by such holder.

  Additional Information

  Article IX of our Certificate of Incorporation states that “unless we, the “Company” also referred to herein as “the Corporation” consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the corporation’s Restated Certificate of Incorporation or Bylaws, (4) any action to interpret, apply, enforce or determine the validity of the corporation’s Restated Certificate of Incorporation or Bylaws or (5) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE IX. Due to this provision, if a shareholder does not reside in Delaware then they may face difficulty bringing any action against us in a judicial forum due to the fact that all such claims must be made in the Court of Chancery of the State of Delaware. In addition to the potential inconvenience of physical location, shareholders may find this choice of forum inconvenient for any number of reasons which are subjective to the shareholder(s). This exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes. This may discourage lawsuits with respect to such claims against the company and its officers, directors or other employees.

   INDEMNIFICATION OF OFFICERS AND DIRECTORS

  Delaware Corporation Law and our Certificate of Incorporation, allow us to indemnify our officers and Directors from certain liabilities and our Bylaws, as amended (“Bylaws”), state that we shall indemnify every (i) present or former Director, advisory Director or officer of us and (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise. (each an “Indemnitee”).

  Our Bylaws provide that every corporate agent of our Company who was or is a party or is threatened to be made a party to or is involved in any action, suitor proceeding, whether civil,criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative us or was a director or officer of the corporation or is or was serving as the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Delaware from time to time against all expenses., liability and loss (including attorneys' fees, judgments', fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action,suit or proceeding must be paid by the corporation as they incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right if indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, or representatives may have hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provisions of law or otherwise, as well as their right under this Article.

  Furthermore our Certificate of Incorporation provides that the corporation shall indemnify to the fullest extent permitted by law any party to the Company made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the corporation or any predecessor to the corporation.

  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

  *Our Financial Statements as of November 30, 2015 (our fiscal year end for Ihealthcare, Inc., FKA Opulent Acquisition, Inc.) can be found in our Report on 10-K filed February 18, 2016.

  Ihealthcare, Inc., a Florida corporation

  INDEX TO FINANCIAL STATEMENTS

Pages

Report of Independent Registered Public Accounting Firm	F2

Balance Sheet	F3

Statement of Operations	F4

Statement of Changes in Stockholders’ Equity	F5

Statement of Cash Flows	F6

Notes to Financial Statements	F7-F9

  -F1-

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Board of Directors and Stockholders’ of

  iHealthcare, Inc.

  Miami, Florida

  We have audited the accompanying balance sheet of iHealthcare, Inc. (the "Company") as of December 31, 2015 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from September 8, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2015 and the results of its operations and its cash flows for the period from September 8, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered a net loss and does not have a source of revenue sufficient to cover its operation which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  /s/ MaloneBailey, LLP

  www.malonebailey.com

  Houston, Texas

  April 22, 2016

   -F2-

  Ihealthcare, Inc.

  BALANCE SHEET

As of December 31, 2015
ASSETS
Cash	$100
Advance due from related party	100
Deposit held in escrow	25,000
Total Current Assets	25,200

TOTAL ASSETS	$25,200

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities

Accrued expenses	$2,500
Due to related party	500
Total Current Liabilities	3,000

Stockholders’ Equity

Common stock (no par value, 10,000 shares authorized, 10,000 shares issued and outstanding as of December 31, 2015)	60,000
Subscriptions Receivable	(34,800)
Accumulated deficit	(3,000)
Total Stockholders’ Equity	22,200

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$25,200

  The accompanying notes to the financial statements are an integral part of these financial statements.

   -F3-

  Ihealthcare, Inc.

  STATEMENT OF OPERATIONS

September 8, 2015 (Inception) through December 31, 2015

Operating Expenses

General & Administrative Expenses	$3,000
Total Operating Expenses	3,000

Net loss	$(3,000)
Net loss Per Common Share- Basic and Diluted	(0.47)
Weighted average number of common shares outstanding- Basic and Diluted	6,404

  The accompanying notes to the financial statements are an integral part of these financial statements.

  -F4-

  Ihealthcare, Inc.

  STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

  FOR THE PERIOD FROM SEPTEMBER 8, 2015 (INCEPTION) TO DECEMBER 31, 2015

	Common Stock	Common Stock Amount	Subscription Receivable	Additional Paid-in Capital	Accumulated Deficit	Total

Balance September 8, 2015 (Inception)	-	$-	$-	$-	$-	$-
Subscription receivable	10,000	60,000	(60,000)	-	-	-
Subscription receivable payments	-	-	25,200	-	-	25,200
Net loss	-	-	-	-	(3,000)	(3,000)

Balance December 31, 2015	10,000	$60,000	$(34,800)	$-	$(3,000)	$22,200

  The accompanying notes to the financial statements are an integral part of these financial statements.

  -F5-

   Ihealthcare, Inc.

  STATEMENT OF CASH FLOWS

September 8, 2015 (Inception) through December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(3,000)

Adjustment to reconcile net loss to net cash used in operating activities:
Changes in current assets and liabilities:
Due to related party	500
Accrued expenses	2,500
Net cash used in operating activities	-

CASH FLOW FROM INVESTING ACTIVITIES:
Advance to related party	(7,500)
Repayment of advance to related party	7,400
Deposit on acquisition	(25,000)
Net cash used in investing activities	(25,100)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from subscription receivable	25,200
Net cash provided by financing activities	25,200

Net change in cash:	100
Cash at beginning of period:	-
Cash at end of period:	$100

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$-
Income taxes paid	$-

NONCASH FINANCING AND INVESTING INFORMATION:
Subscription receivable	$(60,000)

  The accompanying notes to the financial statements are an integral part of these financial statements.

  -F6-

  Ihealthcare, Inc.

  Notes to Financial Statements

  Note 1 - Organization and Description of Business

  Ihealthcare, Inc. (the Company) was incorporated under the laws of the State of Florida on September 8, 2015. Ihealthcare, Inc. is a health-focused company currently engaged in launching its first product - a urinalysis testing cup, for which it has a global distribution agreement. The Company is also focusing on its core business plan which is to acquire health-related software platforms and/or networks.

  The Company has elected December 31st as its year end.

  Note 2 - Summary of Significant Accounting Policies

  Basis of Presentation

  The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates. Due to the minimal level of operations, the Company has not had to make material assumptions or estimates other than the assumption that the Company is a going concern.

  Cash Equivalents

  The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents at December 31, 2015 were $100.

  -F7-

  Income Taxes

  The Company accounts for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.  No deferred tax assets or liabilities were recognized at December 31, 2015.

  Basic Earnings (Loss) Per Share

  The Company computes basic and diluted earnings per share amounts in accordance with ASC Topic 260, Earnings per Share. Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

  The Company does not have any potentially dilutive instruments as of December 31, 2015 and, thus, anti-dilution issues are not applicable.

  Fair Value of Financial Instruments

  The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

  ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

  Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2015. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include accrued expenses.

  Related Parties

  The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

  Share-based Expense

  ASC 718, “Compensation – Stock Compensation”, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

  The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, “Equity – Based Payments to Non-Employees.”  Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable:  (a) the goods or services received; or (b) the equity instruments issued.  The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

  The company had no stock-based compensation plans December 31, 2015.

  Share-based expense for the period ended December 31, 2015 was $0.

  Recently Issued Accounting Pronouncements

  In August 2014, FASB issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern; Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The amendments in this update provide guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. In doing so, the amendments should reduce diversity in the timing and content of footnote disclosures. The guidance is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early adoption is permitted but not required; at this time we are not early adopting. As the objective of this accounting standard is to provide guidance on the disclosure of uncertainties about an entity’s ability to continue as a going concern, the adoption of this standard is not expected to impact our financial position or results of operations.

  In June 4014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities and also eliminate an exception provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity that is at risk. These amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein, with early application permitted. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued (public business entities) or made available for issuance (other entities). We early adopted this pronouncement. As the objective of the amendments in this update is to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements for development stage entities our early adoption of this guidance has not impacted our financial position or results of operations.

  Note 3 - Going Concern

  The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

  The Company demonstrates adverse conditions that raise substantial doubt about the Company's ability to continue as a going concern for one year following the issuance of these financial statements. These adverse conditions are negative financial trends, specifically operating loss, and no established sources of revenues.

  The Company has not established any source of revenue to cover its operating costs. Management plans to fund operating expenses with related party contributions to capital. There is no assurance that management's plan will be successful.

  -F8-

  Note 4 - Commitments and Contingencies

  The Company follows ASC 450-20, Loss Contingencies, to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. There were no commitments or contingencies as of December 31, 2015 with the exception of that with ETN Services, LLC.

  On October 19, 2015 the Company entered into and consummated an agreement with ETN Services, LLC for ETN Services, LLC to provide consulting services to the Company. As detailed in the agreement with ETN Services, LLC, the Company is to pay ETN Services, LLC $5,000 upon filing of a S-1 Registration Statement on behalf of Ihealthcare, Inc. (post merger). Additionally, after the Registration Statement is deemed to be effective by the SEC, the Company is to pay ETN Services, LLC an additional $5,000. Finally, after a market maker files form 15c2-11 on the Company’s behalf and a ticker symbol has been attained, the Company is to pay ETN Services and additional $5,000. All payments to ETN Services are to be made within 7 days of the Company’s receipt of an invoice detailing the payment terms and amount.

  Note 5 - Income Taxes

  The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from the net operating losses, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

  Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

  As of December 31, 2015, the Company has incurred a net loss of approximately $3,000 which resulted in a net operating loss for income tax purposes. NOLs begin expiring in 2035. The loss results in a deferred tax asset of approximately $1,050 at the effective statutory rate of 35%. The deferred tax asset has been off-set by an equal valuation allowance.

December 31, 2015
Deferred tax asset, generated from net operating loss at statutory rates	$1,050
Valuation allowance	(1,050)
$—

   The reconciliation of the effective income tax rate to the federal statutory rate is as follows:

Federal income tax rate	35.0%
Increase in valuation allowance	(35.0)%
Effective income tax rate	0.0%

  Note 6 - Shareholder Equity

  Preferred Stock

  There were no shares of preferred stock authorized.

  Common Stock

  On October 19, 2015 6,250 shares of common stock with no par value were issued to Noel Mijares, the President of the Company. During December 31, 2015 a subscription receivable was recorded for $37,500 for the payment due to the Company for the 6,250 shares issued at $6 per share.

  On October 19, 2015 3,750 shares of common stock with no par value were issued to David A. Bingaman, the Vice President and Secretary of the Company. During December 31, 2015 a subscription receivable was recorded for $22,500 for the payment due to the Company for the 3,750 shares issued at $6 per share.

  During the period ending December 31, 2015 Mr. Mijares made payments totaling $16,450 and Mr. Bingaman made payments totaling $8,750 which reduced the subscription receivable from $60,000 to $34,800.

  The Company does not have any potentially dilutive instruments as of December 31, 2015 and, thus, anti-dilution issues are not applicable.

  Pertinent Rights and Privileges

  Holders of shares of Common Stock are entitled to one vote for each share held to be used at all stockholders’ meetings and for all purposes including the election of directors. Common Stock does not have cumulative voting rights. Nor does it have preemptive or preferential rights to acquire or subscribe for any unissued shares of any class of stock.

  Note 7 - Related-Party Transactions

  On October 19, 2015 6,250 shares of common stock with no par value were issued to Noel Mijares, the President of the Company. During December 31, 2015 a subscription receivable was recorded for $37,500 for the payment due to the Company for the 6,250 shares issued at $6 per share.

  On October 19, 2015 3,750 shares of common stock with no par value were issued to David A. Bingaman, the Vice President and Secretary of the Company. During December 31, 2015 a subscription receivable was recorded for $22,500 for the payment due to the Company for the 3,750 shares issued at $6 per share.

  During the period ending December 31, 2015 Mr. Mijares made payments totaling $16,450 and Mr. Bingaman made payments totaling $8,750 which reduced the subscription receivable from $60,000 to $34,800.

  Unisource Discovery, Inc., is a related party and is controlled by our Chief Executive Officer, Noel Mijares. During the period the Company advanced Unisource Discovery Inc. $7,500 and received payment of $7,400 on these advances. The total due to the Company as December 31, 2015 is $100. This is due to the Company on demand and is non-interest bearing.

  As of December 31, 2015 $500 was due to Pharma Tropical, Inc. Pharma Tropical is a related party and is owned and controlled by Noel Mijares. The $500 is due on demand and is non-interest bearing.

  Note 8 - Subsequent Events

  On February 18, 2016 we, Ihealthcare, Inc., a Florida Corporation entered into a distribution agreement with Innovative Laboratory Solutions “ILS” granting us the right to sell and distribute their product known as the “UDT Cup” Multi-Panel [16] urinalysis cup.

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihealthcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

  -F9-

  INDEX TO FINANCIAL STATEMENTS

Pages

Balance Sheets (As of February 29, 2016) (unaudited)	F11

Statements of Operations (Three months ended) (unaudited)	F12

Statements of Operations (For the year ended) (unaudited)	F13

Notes to Unaudited Pro Forma Statements	F14

  The following unaudited pro forma combined financial statements give effect to the Merger between Ihealthcare, Inc., a Florida Company, and Opulent Acquisition, Inc., now known as, Ihealthcare, Inc., a Delaware Company.

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

  Previous to the Merger Noel Mijares owned 6,250 shares of common stock of Ihealthcare, Inc., the Florida Company and David A Bingaman owned 3,750 shares of common stock of Ihealthcare, Inc., the Florida Company. After the merger each one of these shares were converted into 100 shares of our common stock (Ihealthcare, Inc., a Delaware Company, formerly known as Opulent Acquistion, Inc). The 20,000,000 shares of common stock owned by Ihealthcare, Inc., a Florida Company of Ihealthcare, Inc., formerly known as Opulent Acquistion Inc., a Delaware Company were cancelled upon consummation of the merger.

  Currently, Noel Mijares owns 625,000 shares of our common stock and David A Bingaman owns 375,000 shares of our common stock.

  The unaudited pro forma combined balance sheet as of February 29, 2016 as well as the unaudited combined statements of operations for the year ended November 30, 2015 and for the three months ended February 29, 2016, presented herein, gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments within the Stockholder’s Equity section that are directly attributable to the transaction.

  The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Ihealthcare, Inc., a Florida Company, and Opulent Acquisition, Inc., a Delaware company been a combined company during the specified periods.

  -F10-

  Pro Forma Combined Balance Sheets

  (Unaudited)

	Ihealthcare, Inc., Formerly known as Opulent Acquisition, Inc. (As of February 29, 2016)	Ihealthcare, Inc. (As of February 29, 2016)		Pro Forma Adjustments	Pro Forma (Combined)
ASSETS

Cash	$-	$100		$-	$100
Advance due from related party	-	100		-	100
Deposit held in Escrow	-	25,000		A (25,000)	-
TOTAL ASSETS	$-	$25,200	$	A (25,000)	$200

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities

Accrued expenses	$3,500	$-		$-	$3,500
Due to related party	-	500		-	500
Total Current Liabilities	3,500	500		-	4,000

TOTAL LIABILITIES	3,500	500		-	4,000

Stockholders’ Equity (Deficit)
Preferred stock ($.0001 par value, 20,000,000 shares authorized; none issued and outstanding)	-	-		-	-
Preferred stock ($.0001 par value, 6,500,000 total Preferred shares authorized; Series A Preferred Stock - 1,500,000 shares authorized, none issued and outstanding; Series B Preferred Stock - 5,000,000 shares authorized, none issued and outstanding)	-	-		-	-

Common stock ($.0001 par value, 500,000,000 shares authorized, 20,000,000 shares issued and outstanding as of February 29, 2016)	2,000	-		A (1,900)	100
Common stock (no par value, 10,000 shares issued and outstanding as of February 29, 2016)	-	60,000		A (60,000)	-
Subscription Receivable	-	(34,800)		-	(34,800)

Additional Paid in Capital	10,894	3,251		A 36,900	51,045
Accumulated Deficit	(16,394)	(3,751)		-	(20,145)

Total Stockholders’ Equity (Deficit)	(3,500)	24,700		A (25,000)	(3,800)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$-	$25,200	$	A (25,000)	$200

  See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

  -F11-

  Statements of Operations

  (Unaudited)

	Ihealthcare, Inc., Formerly known as Opulent Acquisition, Inc. (Three Months Ended February 29, 2016)	Ihealthcare, Inc. (Three Months Ended March 31, 2016)	Pro Forma Adjustments	Pro Forma (Combined)
Operating expenses
General and Administrative	$-	$550	$-	$550
Marketing and Promotion	-	1,326	-	1,326
Professional fees	4,750	14,500	-	19,250
Total operating expenses	4,750	16,376	-	21,126
Net loss	$(4,750)	$(16,376)	$-	$(21,126)
Basic and Diluted net loss per common share	$(0.00)	$(0.02)	$-	$(0.02)

Weighted average number of common shares outstanding-Basic and Diluted	20,000,000	1,000,000	(20,000,000)	1,000,000

  See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

  -F12-

  Statements of Operations

  (Unaudited)

	Ihealthcare, Inc., Formerly Known as Opulent Acquisition, Inc. (For the year ended November 30, 2015)	Ihealthcare, Inc. (For the period from September 8, 2015 (inception) through December 31, 2015)	Pro Forma Adjustments	Pro Forma (Combined; Unaudited)

Operating Expenses
General and administrative expenses	$7,496	$3,000	$-	$10,496
Total Operating Expenses	7,496	3,000	-	10.496

Net loss	$(7,496)	$(3,000)	$-	$(10,496)

Net loss per common share

Basic and Diluted net loss per share of common stock	$(0.00)	$(0.47)	$-	$(0.01)

Weighted average number of common shares outstanding – Basic and Diluted	20,000,000	6,404	(19,006,404)	1,000,000

  See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

  -F13-

  NOTES AND ASSUMPTIONS TO PRO FORMA COMBINED FINANCIAL STATEMENTS

  (Unaudited)

  On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer, in consideration of $34,900. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

  The result of the January 14, 2016 transaction was Ihealthcare, Inc. (formerly Opulent) became the wholly owned subsidiary of Ihealthcare, Inc. (Florida).  Due to management’s intent to merge Ihealthcare, Inc. (formerly Opulent) and Ihealthcare, Inc. (Florida) at a later date the $25,000 paid by Ihealthcare, Inc. (Florida) was accounted for in Paid in Capital of Ihealthcare, Inc. (Florida). This was based on a conclusion that Ihealthcare, Inc. (formerly Opulent) would not qualify as a business under ASC 805 due to Ihealthcare, Inc.’s (formerly Opulent) lack of assets, operations, inputs or processes at the acquisition date. The use of Fair Value and purchase accounting did not appear appropriate considering the aforementioned facts and management’s intent to merge the entities. Management took a view at the acquisition date towards 805-50 and the eventual use of the rules covering a merger of entities under common control.

  On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

  On February 18, 2016 we, Ihealthcare, Inc., a Florida Company, entered into a distribution agreement with Innovative Laboratory Solutions “ILS” granting us the rights to sell and distribute the product of which they are a supplier for, known as the “UDT Cup” Multi-Panel [16] urinalysis cup. No consideration has been paid by us to ILS in order to enter into this agreement with them. The agreement is now attached as exhibit 10.2, attached herein.

  On April 22, 2016 we, Opulent Acquisition, Inc. (“Ihealthcare, Inc.-Delaware”) entered into and consummated a merger with Ihealthcare, Inc., a Florida Company (“Ihealthcare, Inc.-Florida”). Ihealthcare, Inc.-Delaware is the Surviving Corporation as result of the merger. The officers and directors of Opulent Acquisition, Inc., now known as Ihealthcare, Inc., remained the same and unchanged. Our officers and directors continue to serve their respective positions with the Company.

  On April 22, 2016, IHealthcare, Inc. (formerly Opulent) and IHealthcare, Inc. (Florida) were under common control. IHealthcare, Inc. (formerly Opulent) was 100% owned by IHealthcare, Inc. (Florida). Due to the parent subsidiary relationship on April 22, 2016, under ASC 805-50, the transaction is being accounted for similar to a pooling of interests with carryover basis being used and go forward reporting will have the entities combined from the first day of the first period presented.

  On April 22, 2016, the Company filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

  (A) Previous to the Merger Noel Mijares owned 6,250 shares of common stock of Ihealthcare, Inc., the Florida Company and David A Bingaman owned 3,750 shares of common stock of Ihealthcare, Inc., the Florida Company. After the merger each one of these shares were converted into 100 shares of our common stock (Ihealthcare, Inc., a Delaware Company, formerly known as Opulent Acquistion, Inc). The 20,000,000 shares of common stock owned by Ihealthcare, Inc., a Florida Company of Ihealthcare, Inc., formerly known as Opulent Acquistion Inc., a Delaware Company were cancelled upon consummation of the merger.

  Currently, Noel Mijares owns 625,000 shares of our common stock and David A Bingaman owns 375,000 shares of our common stock.

  The total number of authorized shares of stock that the Company is authorized to issue is 150,000,000, consisting of 143,500,000 shares of Common Stock, $0.0001 par value per share, and 6,500,000 shares of Preferred Stock, $0.0001 par value per share. The first Series of Preferred Stock is designated “Series A Preferred Stock” and consists of 1,500,000 shares. The second Series of Preferred Stock is designated “Series B Preferred Stock” and consists of 5,000,000 shares.

  Per our restated Articles of Incorporation:

  Common Stock

  The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. There is no cumulative voting of the election of directors then standing for election. The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.

  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

  Preferred Stock

  Shares of Preferred Stock may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by our Board of Directors (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

  The holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law. Except as otherwise expressly provided herein or required by applicable law, each holder of Common Stock and Preferred B Stock shall have the right to one (1) vote per share of held of record by such holder and each holder of Series A Preferred Stock shall have the right to one hundred (100) votes per share of Series A Preferred Stock held of record by such holder.

  -F14-

  Item 3.02. Unregistered Sales of Equity Securities

  Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

  The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

  Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

  Item 5.01 Changes In Control Of Registrant

  As a result of the merger described herein, Noel Mijares now owns 625,000 shares of our common stock and David A. Bingaman now owns 375,000 shares of our common stock. We have no other shareholders and or shares outstanding. Prior to the merger our sole shareholder was Ihealthcare, Inc., a Florida Company, which was controlled by Mr. Mijares and Mr. Bingaman. Due to these facts there was no change in control as a result of the merger. Any shares previously held by the Florida Company, Ihealthcare, Inc. have been cancelled and returned back to the Company’s treasury.

  Item 5.02 Election of Directors

  Following the effectiveness of the merger between Opulent Acquisition, Inc. “Ihealthcare, Inc.-Delaware” and Ihealthcare, Inc., “Ihealthcare, Inc.-Florida” there was no change in our officers and or directors.

  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

  On April 22, 2016, we, Opulent Acquisition, Inc. filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

  ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

  Following the effectiveness of the merger between Opulent Acquisition, Inc., and Ihealthcare, Inc., a Florida Company, we ceased our status as a “shell company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”).

  Additionally, in connection with the merger, the Company’s business has changed to the sale of goods in the healthcare sector.

  Accordingly, we have set forth above the information, including the information with respect to our new operations that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting our common stock in this Report on Form 8-K, above.

  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  The financial statements are provided herein on page F1-F14.

  EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
3.1	Restated Certificate of Incorporation (1)
3.2	Bylaws (1)
10.1	Merger Agreement (1)
10.2	Distribution Agreement with ILS (1)
99.1	CLIA waivers (Provided to us by ILS) (1)

  (1) Filed herewith.

  *We have obtained from ILS the FDA 510K approval letter for the CLIA waivers for each product line of the UDT Cup, with certain information blacked out as to prevent us from discovering the manufacturer that ILS uses to manufacture the UDT Cup due to confidentiality. This letter in its entirety was originally addressed to and provided to the manufacturer that ILS uses to manufacturer the UDT Cup.

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Ihealthcare, Inc.

  Dated: August 17, 2016

  By: /s/ Noel Mijares

  Noel Mijares

  Chief Executive Officer, President and Director